UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

IMMUNE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Immune Therapeutics, Inc.

2431 Aloma Ave., Suite 124

Winter Park, FL 32792

NOTICE OF ACTION BY WRITTEN CONSENT OF DIRECTORS AND MAJORITY OF SHAREHOLDERS IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

To our Shareholders:

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders (the “Shareholders”) of shares of common stock, $0.0001 par value per share (the “Common Stock”), of Immune Therapeutics, Inc., a Florida corporation (“Immune Therapeutics,” the “Company,” “we,” “us,” or “our”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

This Information Statement is to notify you that on February 28, 2023, the board of directors of the Company (the “Board”) approved by written consent in lieu of a special meeting, and on February 28, 2023, shareholders holding a majority of the voting rights (50.58%) of the Common Stock (the “Majority Shareholders”) approved by written consent in lieu of a meeting of Shareholders, an amendment to the Articles of Incorporation of the Company, as amended (the “Articles”), providing for the change of the name of the Company to “Biostax Corp.” (the “Name Change”), by filing the Articles of Amendment in the form attached hereto as Exhibit A (the “Amendment”) with the Secretary of State of Florida.

On January 9, 2023 and January 10, 2023, respectively, the Board and Majority Shareholders approved the Company’s conversion from a Florida corporation to a Nevada corporation (the “Conversion”) named “Biostax Corp.” (the “Nevada Corporation”), certain changes to the authorized and outstanding shares of the Common Stock as a result of the Conversion, and adoption of new bylaws to govern the Nevada Corporation as the successor to the Company following the Conversion. On February 28, 2023, the Board and Majority Shareholders subsequently determined that these other corporate actions were not in the best interests of the Company, and approved, by written consent in lieu of a special meeting and written consent in lieu of a meeting of Shareholders, respectively, authorizing the abandonment of such other actions. The Board and Majority Shareholders confirmed that the Company proceed with the Name Change in order to better represent the business of the Company.

The Board is not soliciting your proxy or consent in connection with the Name Change. You are urged to read this Information Statement carefully and in its entirety for a description of the actions for the Name Change taken by the Majority Shareholders. Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the Name Change have no right under Florida corporate law or the Articles or the Amended and Restated Bylaws of the Company (the “Bylaws”) to dissent or require a vote of all Shareholders.

The Name Change will not become effective before a date which is twenty (20) calendar days after this Information Statement is first mailed to Shareholders. The Information Statement is being mailed in compliance with the provisions of Section 14(c) of the Exchange Act on or about March 27, 2023, to shareholders of record of the Company at the close of business on the business day immediately preceding the date of mailing (the “Notice Record Date”). The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

	By	Order of the Board of Directors

/s/ Kelly Wilson
Interim Chief Executive Officer

March 27, 2023

3

EFFECTIVE TIME

The Name Change will be effective in the State of Florida on the last to occur of the following (the “Effective Date”):

●	the date and time specified in the Amendment, filed with the Secretary of State of Florida; or

●	the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Exchange Act and Rule 14c-101 under the Exchange Act.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on March 27, 2023, the Notice Record Date, are entitled to notice of the information disclosed in this Information Statement.

Our authorized capital on the date of this Information Statement consisted of 750,000,000 shares of Common Stock. On February 27, 2023, there were 83,295,857 shares of our Common Stock outstanding. In respect of the matters acted upon in the shareholder consent, shareholders of our Common Stock were entitled to one vote per share. The Majority Shareholders collectively hold 42,134,908 shares of our Common Stock, or approximately 50.58% of the voting power of our shareholders.

SHAREHOLDERS’ RIGHTS

The ability to act by written consent of the shareholders and without the need for a special meeting of the shareholders to approve the Name Change is authorized by Section 607.0704 of the Florida Business Corporation Act (the “FBCA”) and the Bylaws. Section 607.0704 of the FBCA provides that, unless the articles of incorporation of a company provide otherwise (or other than with respect to certain actions relating to electing directors, which are not applicable in this situation), any action required or permitted by the FBCA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The Articles and the Bylaws do not restrict this right. Section 607.0704 of the FBCA also provides that within 10 days after either written consents sufficient to authorize or take the action have been delivered to the corporation or such later date that tabulation of consents is completed pursuant to an authorization, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which appraisal rights are provided, the notice shall contain a clear statement of the right of shareholders entitled to assert appraisal rights under this chapter with respect to the action to be paid the fair value of their shares upon compliance with further provisions of this chapter regarding the rights of shareholders entitled to assert appraisal rights with respect to the action.

This Information Statement and accompanying notice are provided for informational purposes only and shall constitute notice to you of the action by written consent in accordance with Section 14(c) of the Exchange Act, Rule 14c-101 and Schedule 14C thereunder and in accordance with the FBCA and the Bylaws. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as quickly as possible in order to accomplish the purposes of the Company, the Board and our executive officers determined to obtain the written consent of a majority of our voting power to approve the Name Change described in this Information Statement.

In accordance with the rules and regulations of the SEC, the Name Change will not be made effective until at least 20 calendar days after this Information Statement has first been sent or given to our shareholders. This information statement is being sent or given to the holders of our capital stock as of the Notice Record Date on or about March 27, 2023.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S ACTIONS HEREIN.

4

NAME CHANGE

General

On February 28, 2023, the Board approved by written consent in lieu of a special meeting and the Majority Shareholders approved by written consent in lieu of a meeting of Shareholders the Name Change.

On January 9, 2023 and January 10, 2023, respectively, the Board and Majority Shareholders approved the Conversion, certain changes to the authorized and outstanding shares of the Common Stock as a result of the Conversion, and adoption of new bylaws to govern the Nevada Corporation as the successor to the Company following the Conversion. On February 28, 2023, the Board and Majority Shareholders subsequently determined that these other corporate actions were not in the best interests of the Company, and approved, by written consent in lieu of a special meeting and written consent in lieu of a meeting of Shareholders, authorizing the abandonment of such other actions.

Reason for Name Change

The Name Change will more closely identify the Company with its business and re-branding efforts.

Effects of Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any shareholder’s percentage ownership interest in the Company.

After the Name Change, the Common Stock will trade under a new ticker symbol on the OTC Pink tier of the OTC Markets Group Inc. (“OTC Markets Group”). The CUSIP number of the Common Stock will also change as a result of the Name Change.

The Name Change will not change the terms of any class of our capital stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Our capital stock will remain fully paid and non-assessable.

Procedure for Effecting the Amendment and the Name Change

In order to effect the Name Change, the Company will file an amendment to its Articles with the Secretary of State of Florida in the form of the Amendment attached hereto as Appendix A.

Because the Common Stock is currently quoted on the OTC Markets Group, the Name Change will also require processing by FINRA pursuant to FINRA Rule 6490, for the Name Change to be recognized in the market for trading purposes.

We expect that the Amendment will become effective on or after the Effective Date. In no event will the Name Change be effective sooner than 20 days after this Information Statement and accompanying notice is sent or given to our shareholders. On the Effective Date, the Name Change will be effective under Florida law, but the Name Change will only be recognized in the market for trading purposes upon FINRA’s announcement of the Name Change. We expect FINRA’s announcement of the Name Change prior to the Effective Date. The Board retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date.

Accounting Matters

The Name Change will not affect the par value of any class or series of our capital stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our capital stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

There will be no material U.S. federal income tax consequences of the Name Change to holders of our capital stock.

5

Dissenter’s Rights

The shareholders of the Company have no right under Florida Law, the Articles, or the Bylaws to dissent from the provision adopted in the Amendment.

Notice to Shareholders

This Information Statement is being provided to the Company’s shareholders for informational purposes only in compliance with the requirements of Regulation 14C of the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder. The distribution of this Information Statement to the Company’s shareholders satisfies the notice requirements of Florida Law with respect to the approval of the Name Change by the written consent of the Company’s shareholders without a meeting.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table and footnotes thereto sets forth information regarding the number of shares of Common Stock beneficially owned as of February 27, 2023 by (i) each director and named executive officer of the Company, (ii) each person known by us to be the beneficial owner of 5% or more of its issued and outstanding shares of Common Stock, and (iii) all executive officers and directors of the Company as a group. The Company has only one class of stock, Common Stock, and each share of Common Stock is entitled to one (1) vote.

In calculating any percentage in the following table of Common Stock beneficially owned by one or more persons named therein, the following table assumes 83,295,857 shares of Common Stock issued and outstanding. Unless otherwise further indicated in the following table, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person beneficially owning in excess of 5% of the outstanding Common Stock named in the following table is 2431 Aloma Ave., Suite 124, Winter Park, FL 32792:

Name and Address of Beneficial Owner	Position of Beneficial Owner	Title of Class	Amount and Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Kelly Wilson (3)	Interim President and Interim Chief Executive Officer	Common Stock	15,609,698	18.74%
Glen Farmer(4)	Chief Financial Officer	Common Stock	409,000	* %
Noreen Griffin(5)	Vice President	Common Stock	10,257,983	12.10%
Robert Wilson(6)	Director	Common Stock	3,697,447	4.44%
Henry Louis Salomonsky(7)	Director	Common Stock	12,168,900	14.61%
All executive officers and directors (6 persons)		Common Stock	42,143,028	50.59%
Stephen Wilson	Former Chief Executive Officer	Common Stock	-	* %
Robert J. Dailey	5% Beneficial Owner	Common Stock	5,640,060	6.77%

* This director held less than 1% of the outstanding shares of common stock as of February 27, 2023.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of February 27, 2023, through the exercise or conversion of any stock option, convertible security, warrant or other right. Except as set forth below, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

6

(2)	Based on 83,295,857 shares of Common Stock issued and outstanding as of February 27, 2023. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Consists of (i) 500 shares held directly by Ms. Wilson, (ii) 1,200 warrants exercisable into shares of Common Stock held directly Ms. Wilson, (ii) 15,607,998 shares held by Murphy Advisors, Inc. (“Murphy Advisors”), of which Kelly Wilson is the sole beneficial owner.

(4)	Consists of 409,000 shares of Common Stock held directly by Mr. Farmer.

(5)	Consists of (i) 429 shares held directly, (ii) 6,420 warrants exercisable into shares of Common Stock held directly by Ms. Griffin, (iii) 10,247,344 shares held by Global Reverb Corporation, of whose shares Noreen Griffin is the sole beneficial owner, (iv) 2,685 shares held by the Griffin Family Trust, of whose shares Noreen Griffin is the sole beneficial owner, (v) 705 shares held by Griffin Enterprises Group LLC, of whose shares Noreen Griffin is the sole beneficial owner, and (vi) 400 shares held by IMUN For Healthy Animals LLC, of whose shares Noreen Griffin is the sole beneficial owner. Her beneficially owned shares are included in the total for all officers and directors as a group.

(6)	Consists of (i) 3,696,947 shares of Common Stock held through Pixelheads Inc., of which Robert Wilson is the sole beneficial owner and (ii) 500 shares of Common Stock issuable upon the exercise of warrants.

(7)	Consists of (i) 20 shares of Common Stock held directly and (ii) 12,168,880 shares of Common Stock held by H. Louis Salomonsky Revocable Trust, of which Henry Louis Salomonsky is the sole beneficial owner.

INTEREST OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Name Change which is not shared by all other holders of the shares of the Common Stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of any class of equity securities to file reports of their beneficial ownership and changes in ownership and furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2022 and through the date of this filing, were timely made except as follows: Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, or Section 16(a), the reports required to be filed pursuant to Section 16(a) during the fiscal year ended December 31, 2022 or in prior years, were not timely filed by the following persons: Kelly Wilson, the current Interim Chief Executive Officer, Interim President and Chief Operating Officer, did not file a timely Form 3 and has not filed a Schedule 13D; Henry Louis Salomonsky, a director, did not file a timely Form 3; Robert Wilson, a director and Executive Vice President, has not filed a Form 3; Stephen Wilson, a former director and a former Chief Executive Officer and President, has not filed a Form 3; Glen Farmer, our Chief Financial Officer, did not file a timely Form 3 and Form 4; Kevin Phelps, a former director and former Chief Executive Officer has not filed a Form 3; Roscoe Moore, a former director has not filed a Form 3; Cynthia Douglas, an executive officer has not filed a Form 3.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

7

GENERAL INFORMATION

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Common Stock.

The Company will deliver only one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Immune Therapeutics, Inc., 2431 Aloma Ave., Suite 124 Winter Park, FL 32792. The Secretary may also be reached by telephone at (240) 744-7706.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

	By	Order of the Board of Directors

/s/ Kelly Wilson
Interim Chief Executive Officer
March 27, 2023

8

EXHIBIT A

Articles of Amendment

(See attached)

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Immune Therapeutics, Inc.

DOCUMENT NUMBER: ______________________

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Kelly Wilson
Name of Contact Person

Immune Therapeutics, Inc.
Firm/ Company

2431 Aloma Ave. Suite 124
Address

Winter Park, FL 32792
City/ State and Zip Code

Kelly.Wilson@biostax.net
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Kelly Wilson at (240) 744-7706
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

☐ $35 Filing Fee

☐ $43.75 Filing Fee & Certificate of Status

☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)

☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

Articles of Amendment
to
Articles of Incorporation
of

Immune Therapeutics, Inc.

(**Name of Corporation as currently filed with the Florida Dept. of State**)

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Biostax Corp.

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________

(Florida street address)

New Registered Office Address: ______________________, Florida ____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	_______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. <u>If amending or adding additional Articles, enter change(s) here</u>:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. <u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________________."

(voting group)

Dated ______________________________

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Kelly Wilson

(Typed or printed name of person signing)

Interim Chief Executive Officer

(Title of person signing)